                                                                    Exhibit 99.1

                            CENTERPOINT ENERGY, INC.

                              LETTER OF TRANSMITTAL
                                       FOR
                                OFFER TO EXCHANGE

                3.75% CONVERTIBLE SENIOR NOTES, SERIES B DUE 2023
                               AND AN EXCHANGE FEE
                               FOR ALL OUTSTANDING
                     3.75% CONVERTIBLE SENIOR NOTES DUE 2023
                    (CUSIP NOS. 15189T AA 5 AND 15189T AC 1)

     PURSUANT TO, AND SUBJECT TO THE TERMS AND CONDITIONS DESCRIBED IN, THE
        PROSPECTUS DATED JULY 19, 2005 AND RELATED LETTER OF TRANSMITTAL

THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON WEDNESDAY, AUGUST 17, 2005, UNLESS EARLIER TERMINATED OR EXTENDED.

                  The exchange agent for the exchange offer is:

                    JPMORGAN CHASE BANK, NATIONAL ASSOCIATION

By overnight, courier or hand:           By mail:              By facsimile:
     JPMorgan Chase Bank,             P.O. Box 2320           (214) 468-6494
     National Association        Dallas, Texas 75521-2320    Attn: Frank Ivins
 Institutional Trust Services
 2001 Bryan Street, 9th Floor                                For information:
      Dallas, Texas 75201                                     (800) 275-2048
       Attn: Frank Ivins

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS LETTER OF TRANSMITTAL VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE VALID DELIVERY.

The undersigned acknowledges receipt of the CenterPoint Energy, Inc. prospectus dated July 19, 2005 (the "prospectus") and this letter of transmittal.

Capitalized terms used but not defined herein shall have the same meaning given them in the prospectus.

YOUR BANK OR BROKER CAN ASSIST YOU IN COMPLETING THIS FORM. THE INSTRUCTIONS INCLUDED WITH THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE AND REQUESTS FOR ADDITIONAL COPIES OF THE PROSPECTUS AND THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO THE INFORMATION AGENT OR THE DEALER MANAGER, WHOSE ADDRESSES AND TELEPHONE NUMBERS APPEAR ON THE BACK COVER OF THIS LETTER OF TRANSMITTAL.

This letter of transmittal need not be completed if (a) the 3.75% Convertible Senior Notes due 2023 (the "old notes") are being tendered by book-entry transfer to the account maintained by the exchange agent at The Depository Trust Company ("DTC") pursuant to the procedures set forth in the prospectus under "The Exchange Offer -- Procedures for Exchange" and (b) an "agent's message" is delivered to the exchange agent as described in the prospectus.

THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

This letter of transmittal relates to CenterPoint Energy, Inc.'s ("CenterPoint Energy") offer to exchange $1,000 principal amount of 3.75% Convertible Senior Notes, Series B Due 2023 (the "new notes") and an exchange fee of $1.50 for each $1,000 principal amount of validly tendered and accepted old notes, pursuant to the prospectus. All tenders of old notes pursuant to the exchange offer must be received by the exchange agent prior to 5:00 p.m., New York City time, on Wednesday, August 17, 2005; provided that CenterPoint Energy reserves the right, at any time or from time to time, to extend the exchange offer at its discretion, in which event the term "expiration date" shall mean the latest time and date to which the exchange offer is extended. CenterPoint Energy will notify all of the holders of the old notes of any extension by means of a press release or other public announcement prior to 9:00 a.m., New York City time, on the next business day after the previously scheduled expiration date.

The exchange offer is subject to certain conditions precedent as set forth in the prospectus under the caption "The Exchange Offer -- Conditions to the Exchange Offer."

This letter of transmittal is to be completed by a holder of old notes if a tender is to be made by book-entry transfer to the account maintained by the exchange agent at DTC pursuant to the procedures set forth in the prospectus under "The Exchange Offer -- Procedures for Exchange," but only if an agent's message is not delivered through DTC's Automated Tender Offer Program ("ATOP"). Tenders by book-entry transfer may also be made through ATOP. DTC participants that are accepting the exchange offer may alternately transmit their acceptance to DTC through ATOP. DTC will then verify the acceptance and execute a book-entry delivery to the exchange agent's account at DTC. DTC will also send an agent's message to the exchange agent for its acceptance. The agent's message will state that DTC has received an express acknowledgment from the tendering holder of old notes, which acknowledgment will confirm that such holder of old notes received and agrees to be bound by, and makes each of the representations and warranties contained in, this letter of transmittal, and that CenterPoint Energy may enforce the terms of this letter of transmittal against such holder of old notes. Delivery of the agent's message by DTC will satisfy the terms of the exchange offer in lieu of execution and delivery of this letter of transmittal by the DTC participant identified in the agent's message. Accordingly, this letter of transmittal need not be completed by a holder tendering through ATOP.

                DELIVERY OF DOCUMENTS TO DTC DOES NOT CONSTITUTE
                         DELIVERY TO THE EXCHANGE AGENT.

         PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL AND THE PROSPECTUS
               CAREFULLY BEFORE FILLING OUT ANY INFORMATION BELOW.

List in the sections provided below each issue of the old notes to which this letter of transmittal relates. If old notes are registered in different names on several certificates, as many separate letters of transmittal as there are different registrations on certificates must be submitted. SEE INSTRUCTION 3 ON PAGE 9 BELOW.

      DESCRIPTION OF REGISTERED OLD NOTES
            (CUSIP NO. 15189T AC 1)                       1                 2                  3
-----------------------------------------------   ----------------   ----------------   ----------------
                                                                        AGGREGATE
NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)   NOTE CERTIFICATE   PRINCIPAL AMOUNT   PRINCIPAL AMOUNT
           (PLEASE FILL IN, IF BLANK)                NUMBER(S)*        OF OLD NOTES        TENDERED**
-----------------------------------------------   ----------------   ----------------   ----------------
                                                  ----------------   ----------------   ----------------

                                                  ----------------   ----------------   ----------------

                                                                     ----------------   ----------------
                                                       TOTAL
                                                                     ----------------   ----------------

*   Need not be completed by holders tendering by book-entry transfer.

** Unless otherwise indicated in this column, a Holder will be deemed to have tendered ALL of the old notes represented by the notes indicated in column
    2. Old notes tendered hereby must be in denominations of a principal amount of $1,000 and any integral multiple thereof.

 DESCRIPTION OF UNREGISTERED (144A) OLD NOTES
            (CUSIP NO. 15189T AA 5)                       1                 2                  3
-----------------------------------------------   ----------------   ----------------   ----------------
                                                                        AGGREGATE
NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)   NOTE CERTIFICATE   PRINCIPAL AMOUNT   PRINCIPAL AMOUNT
           (PLEASE FILL IN, IF BLANK)                NUMBER(S)*        OF OLD NOTES        TENDERED**
-----------------------------------------------   ----------------   ----------------   ----------------
                                                  ----------------   ----------------   ----------------

                                                  ----------------   ----------------   ----------------

                                                                     ----------------   ----------------
                                                       TOTAL
                                                                     ----------------   ----------------

*   Need not be completed by holders tendering by book-entry transfer.

** Unless otherwise indicated in this column, a Holder will be deemed to have tendered ALL of the old notes represented by the notes indicated in column
    2. Old notes tendered hereby must be in denominations of a principal amount of $1,000 and any integral multiple thereof.

The numbers and addresses of the holders should be printed exactly as they appear on the certificate representing old notes tendered hereby.

[ ]   CHECK HERE IF TENDERED OLD NOTES ARE ENCLOSED HEREWITH.

[ ] CHECK HERE AND COMPLETE THE FOLLOWING IF TENDERED OLD NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC (FOR USE BY ELIGIBLE INSTITUTIONS ONLY):

      Name of Tendering Institution: ___________________________________________

      DTC Account Number(s): ___________________________________________________

      Transaction Code Number(s): ______________________________________________

[ ] CHECK HERE AND COMPLETE THE FOLLOWING IF TENDERED OLD NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY EITHER ENCLOSED HEREWITH OR PREVIOUSLY DELIVERED TO THE EXCHANGE AGENT (COPY ATTACHED) (FOR USE BY ELIGIBLE INSTITUTIONS ONLY):

      Name(s) of Registered Holder(s) of Old Notes: ____________________________

      Date of Execution of Notice of Guaranteed Delivery: ______________________

      Window Ticket Number (if available): _____________________________________

      Name of Eligible Institution that Guaranteed Delivery: ___________________

      DTC Account Number(s) (if delivered by book-entry transfer): _____________

      Transaction Code Number(s) (if delivered by book-entry transfer): ________

      Name of Tendering Institution (if delivered by book-entry transfer): _____

[ ] CHECK HERE AND COMPLETE THE FOLLOWING IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO:

      Name: ____________________________________________________________________

      Address: _________________________________________________________________

      Telephone/Facsimile No. for Notices: _____________________________________

The undersigned has completed, executed and delivered this letter of transmittal to indicate the action the undersigned desires to take with respect to the exchange offer.

               PLEASE READ CAREFULLY THE ACCOMPANYING INSTRUCTIONS

Ladies and Gentlemen:

By execution hereof, the undersigned acknowledges that he or she has received the prospectus dated July 19, 2005 (as may be amended or supplemented from time to time, herein called the "prospectus") and this letter of transmittal, which together constitute the exchange offer, to exchange $1,000 principal amount of new notes and an exchange fee of $1.50 for each $1,000 principal amount of validly tendered and accepted old notes, on the terms and subject to the conditions of the prospectus and this letter of transmittal.

Upon the terms and subject to the conditions of the exchange offer, the undersigned hereby tenders to CenterPoint Energy, Inc. ("CenterPoint Energy") the principal amount of old notes indicated above pursuant to the exchange offer.

Subject to, and effective upon, the acceptance of old notes tendered hereby, by executing and delivering this letter (or agreeing to the terms of this letter pursuant to an agent's message) the undersigned: (i) irrevocably sells, assigns, and transfers to or upon CenterPoint Energy's order all right, title and interest in and to, and all claims in respect of or arising or having arisen as a result of the undersigned's status as a holder of, the old notes tendered hereby; (ii) waives any and all rights with respect to the old notes tendered; and (iii) releases and discharges CenterPoint Energy and the trustee with respect to the old notes from any and all claims such holder may have, now or in the future, arising out of or related to the old notes. The undersigned acknowledges and agrees that the tender of old notes made hereby may not be withdrawn except in accordance with the procedures set forth in the prospectus.

The undersigned represents and warrants that it has full power and authority to legally tender, exchange, assign and transfer the old notes tendered hereby and to acquire the new notes issuable upon the exchange of such tendered old notes, and that, as of the date of tender, the old notes tendered were owned free and clear of all liens, charges, claims, encumbrances, interests and restrictions. The undersigned also warrants that it will, upon request, execute and deliver any additional documents deemed by the exchange agent or CenterPoint Energy to be necessary or desirable to transfer ownership of such old notes on the account books maintained by DTC.

The undersigned hereby irrevocably constitutes and appoints the exchange agent as the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the exchange agent also acts as the agent of CenterPoint Energy) with respect to such old notes with full powers of substitution and revocation (such power of attorney being deemed to be an irrevocable power coupled with an interest) to: (i) transfer ownership of such old notes on the account books maintained by DTC to, or upon the order of, CenterPoint Energy; (ii) present such old notes for transfer of ownership on CenterPoint Energy's books; (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such old notes; and (iv) deliver, in book-entry form, the new notes issuable upon acceptance of the old notes tendered hereby, together with any old notes not accepted in the exchange offer, and the exchange fee to the DTC account designated herein by the undersigned, all in accordance with the terms and conditions of the exchange offer as described in the prospectus and this letter of transmittal.

All authority conferred or agreed to be conferred in this letter of transmittal shall survive the death or incapacity of the undersigned and all obligations of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators and legal representatives of the undersigned.

The exchange offer is subject to certain conditions as set forth in the prospectus under the caption "The Exchange Offer -- Conditions to the Exchange Offer." The undersigned recognizes that as a result of these conditions (which may be waived by CenterPoint Energy in CenterPoint Energy's sole discretion), as more particularly set forth in the prospectus, CenterPoint Energy may not be required to accept all or any of the old notes tendered hereby.

The undersigned understands that a valid tender of old notes is not made in acceptable form, and risk of loss therefore does not pass until receipt by the exchange agent of this letter (or an agent's message in lieu thereof) or a facsimile hereof, duly completed, dated and signed, together with all accompanying evidences of authority and any other required documents and signature guarantees in form satisfactory to CenterPoint Energy (which may delegate power, in whole or in part, to the exchange agent). All questions as to validity, form and eligibility of any tender of the old notes hereunder (including time of receipt) and acceptance of tenders and withdrawals of old notes will be determined by CenterPoint Energy in its sole judgment (which may delegate power, in whole or in part, to the exchange agent), and such determination shall be final and binding.

The undersigned acknowledges and agrees that issuance of the new notes and payment of the exchange fee in exchange for validly tendered old notes that are accepted in the exchange offer will be made promptly after the expiration date.

Unless otherwise indicated in the "Special Issuance and Payment Instructions" box, the new notes and the exchange fee will be credited to the DTC account number specified below. If the "Special Issuance and Payment Instructions" box is completed, the undersigned hereby understands and acknowledges that any old notes tendered but not accepted in the exchange offer will be issued in the name(s), and delivered by book-entry transfer to the DTC account number(s), indicated in such box. However, the undersigned understands and acknowledges that CenterPoint Energy has no obligation pursuant to the "Special Issuance and Payment Instructions" box to transfer any old notes from the name(s) of the registered holders thereof to the person indicated in such box, if CenterPoint Energy does not accept any old notes so tendered. The undersigned acknowledges and agrees that CenterPoint Energy and the exchange agent may, in appropriate circumstances, defer effecting transfer of old notes, and may retain such old notes, until satisfactory evidence of payment of transfer taxes payable on account of such transfer by the undersigned, or exemption therefrom, is received by the exchange agent.

Your bank or broker can assist you in completing this form. The instructions included with this letter must be followed. Questions and requests for assistance or for additional copies of the prospectus and this letter may be directed to the information agent, whose address and telephone number appear on page 11 of this letter of transmittal. SEE INSTRUCTION 8 ON PAGE 10 BELOW.

THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED "DESCRIPTION OF NOTES TENDERED" ABOVE AND SIGNING THIS LETTER OF TRANSMITTAL WILL BE DEEMED TO HAVE TENDERED THE OLD NOTES AS SET FORTH IN SUCH BOX.

                               METHOD OF DELIVERY

[ ] CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC, AND COMPLETE THE FOLLOWING:

________________________________________________________________________________
                          NAME OF TENDERING INSTITUTION

________________________________________________________________________________
                                 ACCOUNT NUMBER

________________________________________________________________________________
                             TRANSACTION CODE NUMBER

________________________________________________________________________________
                     SIGNATURE(S) OF HOLDER(S) OF OLD NOTES

Must be signed by registered holder(s) of old notes exactly as such participant's name appears on a security position listing as the owner of old notes, or by person(s) authorized to become holder(s) by endorsements and documents transmitted with this letter. If signing is by attorney, executor, administrator, trustee or guardian, agent or other person acting in a fiduciary or representative capacity, please set forth full title. SEE INSTRUCTIONS 3 AND 4 ON PAGES 9 AND 10 BELOW.

________________________________________________________________________________
                                      DATE

________________________________________________________________________________
                                     NAME(S)

________________________________________________________________________________
                                    CAPACITY

________________________________________________________________________________
                           ADDRESS (INCLUDE ZIP CODE)

________________________________________________________________________________
               DTC ACCOUNT TO WHICH NEW NOTES SHOULD BE DELIVERED

________________________________________________________________________________
                  TAX IDENTIFICATION OR SOCIAL SECURITY NUMBER
                 (SEE INSTRUCTION 9 BEGINNING ON PAGE 10 BELOW)

________________________________________________________________________________
                      TELEPHONE NUMBER (INCLUDE AREA CODE)

                    SPECIAL ISSUANCE AND PAYMENT INSTRUCTIONS
               (SEE INSTRUCTIONS 3 AND 7 ON PAGES 9 AND 10 BELOW)

To be completed ONLY if new notes are to be issued and the exchange fee is to be paid, and old notes tendered but not accepted in the exchange offer are to be issued, in the name of someone other than the undersigned registered owner and to a DTC account number other than the account number specified above.

Record ownership of new notes in book-entry form, pay the exchange fee and issue old notes tendered but not accepted in the exchange offer, in the name and to the DTC account number set forth below.

________________________________________________________________________________
                                     NAME(S)

________________________________________________________________________________
                                   DTC ACCOUNT

________________________________________________________________________________
                           ADDRESS (INCLUDE ZIP CODE)

________________________________________________________________________________
                  TAX IDENTIFICATION OR SOCIAL SECURITY NUMBER
                 (SEE INSTRUCTION 9 BEGINNING ON PAGE 10 BELOW)

                          MEDALLION SIGNATURE GUARANTEE
               (SEE INSTRUCTIONS 3 AND 4 ON PAGES 9 AND 10 BELOW)
       (CERTAIN SIGNATURES MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION)

________________________________________________________________________________
              NAME OF ELIGIBLE INSTITUTION GUARANTEEING SIGNATURES

________________________________________________________________________________
                          ADDRESS (INCLUDING ZIP CODE)

________________________________________________________________________________
                     TELEPHONE NUMBER (INCLUDING AREA CODE)

________________________________________________________________________________
                              AUTHORIZED SIGNATURE

________________________________________________________________________________
                                  PRINTED NAME

________________________________________________________________________________
                                      TITLE

________________________________________________________________________________
                                      DATE

                                  INSTRUCTIONS

1. Delivery of Letter of Transmittal. To tender old notes in the exchange offer, book-entry transfer of the old notes into the exchange agent's account with DTC, as well as a properly completed and duly executed copy or manually signed facsimile of this letter of transmittal, or an agent's message in lieu of this letter of transmittal, and any other documents required by this letter of transmittal, must be received by the exchange agent, at its address set forth herein, prior to 5:00 p.m., New York City time, on the expiration date. Tenders of old notes in the exchange offer may be made prior to the expiration date in the manner described in the preceding sentence and otherwise in compliance with this letter of transmittal.

THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, AND ALL OTHER REQUIRED DOCUMENTS TO THE EXCHANGE AGENT, INCLUDING DELIVERY THROUGH DTC AND ANY ACCEPTANCE OF AN AGENT'S MESSAGE TRANSMITTED THROUGH DTC'S AUTOMATED TENDER OFFER PROGRAM, IS AT THE ELECTION AND RISK OF THE TENDERING HOLDER OF OLD NOTES. IF SUCH DELIVERY IS MADE BY MAIL, IT IS SUGGESTED THAT THE HOLDER USE PROPERLY INSURED, REGISTERED MAIL, WITH RETURN RECEIPT REQUESTED, AND THAT SUFFICIENT TIME BE ALLOWED TO ASSURE TIMELY DELIVERY. NO ALTERNATIVE, CONDITIONAL OR CONTINGENT TENDERS OF OLD NOTES WILL BE ACCEPTED. EXCEPT AS OTHERWISE PROVIDED BELOW, DELIVERY WILL BE CONSIDERED MADE WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. THIS LETTER AND ANY OTHER REQUIRED DOCUMENTS SHOULD BE SENT ONLY TO THE EXCHANGE AGENT, NOT TO CENTERPOINT ENERGY OR DTC.

Old notes tendered pursuant to the exchange offer may be withdrawn at any time prior to 5:00 p.m., New York City time, on the expiration date, unless the exchange offer is extended, in which case tenders of old notes may be withdrawn under the conditions described in the extension. In order to be valid, notice of withdrawal of tendered old notes must comply with the requirements set forth in the prospectus under the caption "The Exchange Offer -- Procedures for Exchange -- Withdrawal of Tenders" in the prospectus.

2. Guaranteed Delivery Procedures. Holders who wish to tender their old notes and (a) whose old notes are not immediately available, (b) who cannot deliver their old notes, this letter of transmittal or any other documents required hereby to the exchange agent prior to the expiration date or (c) who are unable to comply with the applicable procedures under DTC's ATOP prior to the expiration date, must tender their old notes according to the guaranteed delivery procedures set forth in the prospectus. Pursuant to such procedures:
(i) such tender must be made by or through a firm that is a member of a registered national securities exchange or of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or correspondent in the

United States or an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), in each case that is a member in good standing of a recognized Medallion Program approved by the Securities Transfer Association, Inc., including the Security Transfer Agent Medallion Program, the New York Stock Exchange, Inc. Medallion Signature Program or the Stock Exchange Medallion Program (an "Eligible Institution"); (ii) prior to the expiration date, the exchange agent must have received from the Eligible Institution a properly completed and duly executed notice of guaranteed delivery (by facsimile transmission, mail, courier or overnight delivery) or a properly transmitted agent's message and notice of guaranteed delivery setting forth the name and address of the holder of the old notes, the registration number(s) of such old notes and the total principal amount of old notes tendered, stating that the tender is being made thereby and guaranteeing that, within three New York Stock Exchange trading days after the expiration date, this letter of transmittal (or facsimile hereof or an agent's message in lieu hereof) together with the old notes in proper form for transfer (or a book-entry confirmation) and any other documents required hereby, will be deposited by the Eligible Institution with the exchange agent; and (iii) this letter of transmittal (or facsimile hereof or an agent's message in lieu hereof) together with the certificates for all physically tendered old notes in proper form for transfer (or book-entry confirmation, as the case may be) and all other documents required hereby are received by the exchange agent within three New York Stock Exchange trading days after the expiration date.

Any holder of old notes who wishes to tender old notes pursuant to the guaranteed delivery procedures described above must ensure that the exchange agent receives the notice of guaranteed delivery prior to 5:00 p.m., New York City time, on the expiration date. Upon request of the exchange agent, a notice of guaranteed delivery will be sent to holders who wish to tender their old notes according to the guaranteed delivery procedures set forth above.

See "The Exchange Offer -- Guaranteed Delivery Procedures" section of the prospectus.

3. Signatures on Letter of Transmittal, Powers and Endorsements. This letter of transmittal must be signed by or on behalf of the registered holder(s) of the old notes tendered hereby. The signature(s) on this letter of transmittal must be exactly the same as the name(s) that appear(s) on the security position listing of DTC in which such holder of old notes is a participant, without alteration or enlargement or any change whatsoever. IN ALL OTHER CASES, ALL SIGNATURES ON LETTERS OF TRANSMITTAL MUST BE GUARANTEED BY A MEDALLION SIGNATURE GUARANTOR.

If any of the old notes tendered hereby are owned of record by two or more joint owners, all such holders must sign this letter of transmittal.

If any of the old notes tendered hereby are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate letters of transmittal as there are different registrations of certificates.

If this letter of transmittal or any old notes or powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by CenterPoint Energy, proper evidence satisfactory to CenterPoint Energy of its authority so to act must be submitted with this letter of transmittal.

4. Guarantee of Signatures. Except as otherwise provided below, all signatures on a letter of transmittal or a notice of withdrawal must be guaranteed by a recognized participant in the Securities Transfer Agent Medallion Program, the NYSE Medallion Signature Program or the Stock Exchange Medallion Program. Signatures on this letter of transmittal need not be guaranteed if:

- this letter of transmittal is signed by a participant in DTC whose name appears on a security position listing of DTC as the owner of the old notes and the holder(s) has not completed the portion entitled "Special Issuance and Payment Instructions" on the letter of transmittal; or

- the old notes are tendered for the account of an Eligible Guarantor Institution (defined below).

If this letter of transmittal is not signed by the holder, the holder must transmit a separate, properly completed power with this letter of transmittal (in either case, executed exactly as the name(s) of the participant(s) appear(s) on such security position listing), with the signature on the endorsement or power guaranteed by a Medallion Signature Guarantor, unless such powers are executed by an Eligible Guarantor Institution.

An Eligible Guarantor Institution (as defined in Rule 17Ad-15 promulgated under the Exchange Act), means:

            (i) Banks (as defined in Section 3(a) of the Federal Deposit Insurance Act);

            (ii) Brokers, dealers, municipal securities dealers, municipal securities brokers, government securities dealers, and government securities brokers, as those terms are defined under the Exchange Act;

            (iii) Credit unions (as that term is defined in Section 19b(1)(A) of the Federal Reserve Act);

            (iv) National securities exchanges, registered securities associations, and clearing agencies, as those terms are used under the Exchange Act; and

            (v) Savings associations (as that term is defined in Section 3(b) of the Federal Deposit Insurance Act).

For a correction of name or a change in name which does not involve a change in ownership, you may proceed as follows: for a change in name by marriage, etc., this letter of transmittal should be signed, e.g., "Mary Doe, now by marriage, Mary Jones." For a correction in name, this letter of transmittal should be signed, e.g., "James E. Brown, incorrectly inscribed as J. E. Brown." In any such case, the signature on this letter of transmittal must be guaranteed as provided above, and the holder must complete the Special Issuance and Payment Instructions above.

You should consult your own tax advisor as to possible tax consequences resulting from the issuance of new notes, as described above, in a name other than that of the registered holder(s) of the surrendered old notes.

5. Transfer Taxes. CenterPoint Energy will pay all transfer taxes, if any, applicable to the transfer and exchange of old notes to CenterPoint Energy in the exchange offer. If transfer taxes are imposed for any other reason, the amount of those transfer taxes, whether imposed on the registered holder or any other persons, will be payable by the tendering holder. Other reasons transfer taxes could be imposed include:

- if new notes in book-entry form are to be registered in the name of any person other than the person signing this letter of transmittal; or

- if tendered old notes are registered in the name of any person other than the person signing this letter of transmittal.

If satisfactory evidence of payment of or exemption from those transfer taxes is not submitted with the letter of transmittal, the amount of those transfer taxes will be billed directly to the tendering holder and/or withheld from any payments due with respect to the old notes tendered by such holder.

6. Validity of Surrender; Irregularities. All questions as to validity, form and eligibility of any surrender of the old notes hereunder will be determined by CenterPoint Energy, in its reasonable judgment (which may delegate power, in whole or in part, to the exchange agent), and such determination shall be final and binding. CenterPoint Energy reserves the right to waive any irregularities or defects in the surrender of any old notes, and its interpretations of the terms and conditions of this letter (including these instructions) with respect to such irregularities or defects shall be final and binding. A surrender will not be deemed to have been made until all irregularities have been cured or waived.

7. Special Issuance and Payment Instructions and Special Delivery Instructions. Indicate the name in which ownership of the new notes on the DTC security listing position is to be recorded if different from the name of the person(s) signing this letter. A Social Security Number will be required.

8. Additional Copies. Additional copies of this letter may be obtained from the information agent at the address listed below.

9. Substitute Form W-9. You are required, unless an exemption applies, to provide the exchange agent with a correct Taxpayer Identification Number ("TIN"), generally the holder's social security number or employer identification number, and certain other information, on Substitute Form W-9, which is provided below, and to certify, under penalties of perjury, that such TIN is correct and that you are not subject to backup withholding. Failure to provide the information on the form may subject the holder (or other payee) to a penalty of $50 imposed by the Internal Revenue Service ("IRS") and a federal income tax backup withholding on the payment of the amounts due. The box in Part III of the form may be checked if you have not been issued a TIN and have applied for a number or intend to apply for a number in the near future. If the box in Part III is checked and the exchange agent is not provided with a TIN within 60 days, the exchange agent will backup-withhold on payment of the amounts due until a TIN is provided to the exchange agent.

       IF FURTHER INSTRUCTIONS ARE DESIRED, CONTACT THE INFORMATION AGENT.

                            MACKENZIE PARTNERS, INC.
                               105 Madison Avenue
                            New York, New York 10016
                      Phone: (212) 929-5500 (Call Collect)
                                       or
                           (800) 322-2885 (Toll Free)
                       Email: proxy@mackenziepartners.com

                            IMPORTANT TAX INFORMATION

Under U.S. federal income tax law, a holder whose old notes are accepted for exchange is required by law to provide the exchange agent with such holder's correct TIN on Substitute Form W-9 (provided below) and to certify that the TIN provided is correct (or that such holder is awaiting a TIN). If such holder is an individual, the TIN is his or her social security number. If the exchange agent is not provided with the correct TIN, the holder may be subject to a $50 penalty imposed by the IRS. In addition, payments that are made to such holder pursuant to this letter may be subject to backup withholding.

Certain holders (including, among others, all corporations and certain foreign individuals and entities) may be exempted from these backup-withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, that holder must submit a statement, signed under penalties of perjury, attesting to that individual's exempt status (Form W-8BEN). Such statements can be obtained from the exchange agent. Holders are urged to consult their own tax advisors to determine whether they are exempt from these backup-withholding and reporting requirements.

If backup-withholding applies, the exchange agent may be required to backup-withhold on any such payments made to the holder. Backup-withholding (currently at a rate of 28%) is not an additional tax. Rather, the tax liability of persons subject to backup-withholding will be reduced by the amount of tax withheld. If backup-withholding results in an overpayment of taxes, a refund may be obtained from the IRS. The exchange agent cannot refund amounts withheld by reason of backup-withholding.

                     WHAT NUMBER TO GIVE THE EXCHANGE AGENT

The holder is required to give the exchange agent the TIN, generally the social security number or employer identification number, of the record owner of the tendered old notes. If the old notes are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidelines on which number to report. If the holder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, he or she should check the box in Part III of the Substitute Form W-9, sign and date the Substitute Form W-9 and complete the Certificate of Awaiting Taxpayer Identification Number in order to avoid backup withholding. If the box in Part III is checked and the exchange agent is not provided with a TIN within 60 days, the exchange agent will backup-withhold on all cash payments until a TIN is provided to the exchange agent.

             GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                          NUMBER ON SUBSTITUTE FORM W-9

GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER FOR THE PAYEE (YOU) TO GIVE THE PAYER. Social Security numbers have nine digits separated by two hyphens (i.e., 000-00-0000). Employer identification numbers have nine digits separated by only one hyphen (i.e., 00-0000000). The table below will help determine the number to give the payer. All "Section" references are to the Internal Revenue Code of 1986, as amended. "IRS" is the Internal Revenue Service.

                                                   GIVE THE NAME AND
                                                        SOCIAL
                                                       SECURITY
     FOR THIS TYPE OF ACCOUNT:                        NUMBER OF:
----------------------------------               -----------------------
1.  Individual                                   The individual

2.  Two or more individuals (joint               The actual owner of the
    account)                                     account or, if combined
                                                 funds, the first
                                                 individual on the
                                                 account(1)

3.  Custodian account of a minor                 The minor(2)
    (Uniform Gift to Minors Act)

4.  a. The usual revocable                       The grantor-trustee(1)
       savings trust account
       (grantor is also trustee)

    b. So-called trust account                   The actual owner(1)
       that is not legal or valid
       trust under state law

5.  Sole proprietorship                          The owner(3)

6.  Sole proprietorship                          The owner(3)

7.  A valid trust, estate, or                    The legal entity(4)
    pension trust

8.  Corporate or LLC electing                    The corporation
    corporate status on IRS
    Form 8832

9.  Association, club,                           The organization
    religious, charitable,
    educational or other
    tax-exempt organization

10. Partnership or multi-member                  The partnership or LLC
    LLC

11. A broker or registered                       The broker or nominee
    nominee

12. Account with the Department                  The public entity
    of Agriculture in the name of
    a public entity (such as a
    state or local government,
    school district or prison)
    that receives agricultural
    program payments

----------

(1) List first and circle the name of the person whose number you furnish. If only one person on a joint account has a social security number, that person's number must be furnished.

(2) Circle the minor's name and furnish the minor's social security number.

(3) You must show your individual name, but you may also enter your business or "DBA" name. You may use either your social security number or employer identification number (if you have one).

(4) List first and circle the name of the legal trust, estate or pension trust. (Do not furnish the identifying number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

NOTE: If no name is circled when there is more than one name listed, the number will be considered to be that of the first name listed.

             GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                          NUMBER ON SUBSTITUTE FORM W-9
                                   - PAGE 2 -

NOTE: Section references are to the Internal Revenue Code unless otherwise noted.

OBTAINING A NUMBER

If you don't have a taxpayer identification number or you don't know your number, obtain either (a) Form SS-5, Application for a Social Security Card, at the local Social Security Administration office, (b) IRS Form W-7, Application for IRS Individual Taxpayer Identification Number (for a U.S. resident alien ineligible to receive a Social Security Number), or (c) Form SS-4, Application for Employer Identification Number, by calling 1 (800) TAX-FORM or from the IRS Website at www.irs.gov, and apply for a number.

PAYEES EXEMPT FROM BACKUP WITHHOLDING

Payees exempt from backup withholding include:

- An organization exempt from tax under Section 501(a), an individual retirement account ("IRA"), or a custodial account under Section 403(b)(7), if the account satisfies the requirements of Section 401(f)(2);

- The United States or a state thereof, the District of Columbia, or a possession of the United States, or a political subdivision or instrumentality of any one or more of the foregoing;

-  An international organization or any agency or instrumentality thereof;

- A foreign government and any political subdivision, agency or instrumentality thereof;

-  A corporation;

-  A financial institution;

- A dealer in securities or commodities required to register in the United States or the District of Columbia, or a possession of the United States;

-  A real estate investment trust;

-  A common trust fund operated by a bank under Section 584(a);

- An entity registered at all times during the tax year under the Investment Company Act of 1940;

-  A middleman known in the investment community as a nominee or custodian;

- A futures commission merchant registered with the Commodity Futures Trading Commission;

-  A foreign central bank of issue; and

-  A trust exempt from tax under Section 664 or described in Section 4947.

EXEMPT PAYEES DESCRIBED ABOVE SHOULD FILE FORM W-9 OR A SUBSTITUTE FORM W-9 TO AVOID POSSIBLE ERRONEOUS BACKUP WITHHOLDING. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPT" IN PART IV OF THE FORM, AND SIGN AND DATE THE FORM, AND RETURN IT TO THE PAYER. IF YOU ARE A NON-RESIDENT ALIEN OR A FOREIGN ENTITY NOT SUBJECT TO BACKUP WITHHOLDING, FILE WITH PAYER A COMPLETED IRS FORM W-8BEN.

PRIVACY ACT NOTICE -- Section 6109 requires you to provide your correct taxpayer identification number to payers, who must report the payments to the IRS. The IRS uses the number for identification purposes and may also provide this information to various government agencies for tax enforcement or litigation purposes. Payers must be given the numbers whether or not payees are required to file tax returns. Payers must generally withhold up to 28% of taxable interest, dividends, and certain other payments to a payee who does not furnish a taxpayer identification number to payer. Certain penalties may also apply.

PENALTIES

(1) FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER. -- If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING. -- If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

(3) CRIMINAL PENALTY FOR FALSIFYING INFORMATION. -- Willfully falsifying certifications or affirmations may subject you to criminal penalties, including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION, CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.

                                   SUBSTITUTE

                                    FORM W-9

                          PAYOR'S REQUEST FOR TAXPAYER
                              IDENTIFICATION NUMBER
                                     ("TIN")

PART I -- Please provide your name and address, and check the appropriate box

[ ] Individual/ Sole Proprietor

[ ] Corporation

[ ] Partnership

[ ] Other

PART II -- TIN -- Please provide your TIN in the space provided (or complete
Part III) and certify by signing and dating below.

Social Security Number or Employer Identification Number

________________________________________________________________________________

Name _________________________________________

Address ______________________________________

City, State, Zip _____________________________

PART III -- Awaiting TIN -- If you have not been issued a TIN but have applied for one, or intend to apply for one in the near future, please check the box provided and certify by signing and dating Part V and the "Certificate of Taxpayer Awaiting Identification Number" below.

[ ] Awaiting TIN

PART IV -- Exempt Holders -- If you are exempt from backup withholding (e.g. a corporation), you should still certify your TIN by completing Part I and by signing and dating below. Please indicate your exempt status by writing "EXEMPT" in the space provided to the right. ____________________________________________

PART V -- Certification -- Under penalties of perjury, I certify that:

(1) The number shown on this form is my correct TIN (or I am waiting for a TIN to be issued to me);

(2) I am not subject to backup withholding because: (a) I am exempt from backup withholding; or (b) I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of failure to report all interest or dividends; or (c) the IRS has notified me that I am no longer subject to backup withholding; and

(3) I am a U.S. Person (including a U.S. resident alien).

CERTIFICATION INSTRUCTIONS -- You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if you have since been notified by the IRS that you are no longer subject to backup withholding, do not cross out item (2).

Signature: _____________________________     Date: _____________________________

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN A $50 PENALTY IMPOSED BY THE IRS AND BACKUP WITHHOLDING TAXES ON REPORTABLE PAYMENTS RECEIVED BY YOU WITH RESPECT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ATTACHED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

                   YOU MUST COMPLETE THE FOLLOWING CERTIFICATE
         IF YOU CHECKED THE BOX IN PART III OF SUBSTITUTE FORM W-9 ABOVE

             CERTIFICATE OF TAXPAYER AWAITING IDENTIFICATION NUMBER

      I certify, under penalties of perjury, that a taxpayer identification number has not been issued to me, and that I mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office (or I intend to mail or deliver an application in the near future). I understand that if I do not provide a taxpayer identification number within 60 days, applicable backup-withholding taxes on all reportable payments made to me thereafter will be withheld until I provide a TIN.

Signature: _____________________________     Date: _____________________________

In order to participate in the exchange offer, a holder should send or deliver this properly completed and signed letter of transmittal and any other required documents to the exchange agent at the address set forth below.

                    JPMORGAN CHASE BANK, NATIONAL ASSOCIATION

By overnight, courier or hand:          By mail:              By facsimile:
     JPMorgan Chase Bank,            P.O. Box 2320           (214) 468-6494
     National Association       Dallas, Texas 75521-2320    Attn: Frank Ivins
 Institutional Trust Services
 2001 Bryan Street, 9th Floor                               For information:
     Dallas, Texas 75201                                    (800) 275-2048
      Attn: Frank Ivins

Questions relating to the procedures for the exchange offer, as well as requests for additional copies of the prospectus and this letter of transmittal, may be directed to the information agent at the address and telephone number set forth below.

                The information agent for the exchange offer is:

                            MACKENZIE PARTNERS, INC.
                               105 Madison Avenue
                            New York, New York 10016
                      Phone: (212) 929-5500 (Call Collect)
                                       or
                           (800) 322-2885 (Toll Free)
                       Email: proxy@mackenziepartners.com

                  The dealer manager for the exchange offer is:

                         BANC OF AMERICA SECURITIES LLC
                       Equity-Linked Liability Management
                               9 West 57th Street
                            New York, New York 10019
                            (212) 933-2200 (Collect)
                                       or
                        (888) 583-8900 x2200 (Toll-Free)